Exhibit 4.5

Execution Version

REFINANCING AMENDMENT

This REFINANCING AMENDMENT, dated as of November 30, 2021 (this “Agreement”), is made by and among Coty Inc., a Delaware corporation (the “Parent Borrower”), Coty B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands and registered with the trade register of the Chamber of Commerce under number 37069236 (the “Dutch Borrower”), the other Loan Parties party hereto, the Refinancing Revolving Lenders (as defined below), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of April 5, 2018 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of June 27, 2019, as amended by that certain Amendment No. 2 to the Credit Agreement, dated as of April 29, 2020, as amended by that certain Amendment No. 3 to Credit Agreement (Incremental Assumption Agreement), dated as of June 4, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent Borrower, the Dutch Borrower, the lenders from time to time party thereto and the Administrative Agent and Collateral Agent (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement);

WHEREAS, the Parent Borrower, by this Agreement, hereby notifies the Administrative Agent pursuant to Section 2.22 of the Credit Agreement, the receipt of which is hereby acknowledged, of its request to incur Specified Refinancing Debt in the form of a $2,000,000,000 senior secured revolving credit facility to refinance all Classes of Revolving Loans (and the unused Revolving Commitments with respect to each Class of Revolving Loans) in effect under the Credit Agreement immediately prior to the Effective Date (as defined below);

WHEREAS, each Lender that executes and delivers a signature page to this Agreement as a “Refinancing Revolving Lender” (collectively, the “Refinancing Revolving Lenders”) will thereby agree to the terms of this Agreement and be deemed to extend new Revolving Commitments to the Borrowers with a Revolving Maturity Date of April 5, 2025 (collectively, with the new Revolving Commitments of the other Refinancing Revolving Lenders, the “New Revolving Commitments”); and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. New Revolving Commitments. This Agreement shall serve to satisfy the notice requirements of Section 2.22(b) of the Credit Agreement. Subject to the occurrence of the Effective Date, each Refinancing Revolving Lender hereby acknowledges and agrees that:

(a) Such Refinancing Revolving Lender has a New Revolving Commitment in the amount set forth next to its name on Schedule 1 attached hereto and such New Revolving Commitment shall be a Revolving Commitment for all purposes under the Credit Agreement.

(b) The New Revolving Commitments and the Revolving Loans in respect thereof shall constitute a single Class of Commitments and Loans, respectively.

(c) The Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.

(d) With respect to the Revolving Commitments existing immediately prior to the Effective Date, (i) the participating interests of the Revolving Lenders with such Revolving Commitments in the continuing Letters of Credit shall be reallocated to the Revolving Lenders ratably in proportion to their New Revolving Commitments to the extent then available (without regard to whether or not the conditions in Section 4.02 of the Credit Agreement can then be satisfied but subject to such New Revolving Commitments then being in effect) and (ii) to the extent the participating interests of the Revolving Lenders with such Revolving Commitments in the Letters of Credit are not then reallocated pursuant to the foregoing clause (i), the Parent Borrower shall provide cash collateral in respect of the non-reallocated portion as contemplated by Section 2.05(j) of the Credit Agreement. The actual or contingent participating interests of the Revolving Lenders in Swingline Loans and Letters of Credit shall at all times be allocated ratably to all Revolving Lenders having Revolving Commitments then in effect.

SECTION 2. Effective Date Conditions. This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a) Executed Agreement. The Administrative Agent shall have received a counterpart of this Agreement signed on behalf of (i) the Parent Borrower, the Dutch Borrower and each other Loan Party, (ii) the Administrative Agent, and (iii) the Refinancing Revolving Lenders.

(b) Legal Opinion. The Administrative Agent shall have received a written opinion (addressed to the Agents and the Refinancing Revolving Lenders and dated the Effective Date) of applicable counsel for each Borrower covering such matters relating to such Borrower and the Loan Documents as of the Effective Date as are customary for financings of this type and to the extent requested by the Administrative Agent.

(c) Corporate Authorization Documents. The Administrative Agent shall have received (i) a certificate of each of the Parent Borrower and the Dutch Borrower, dated the Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization (including, if applicable, any certificates of incorporation on a change of name) of such Person certified by the relevant authority of its jurisdiction of organization or incorporation, (x) such certificate or articles of incorporation, formation or organization (including, if applicable, any certificates of incorporation on a change of name) of such Person attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Person, together with all amendments thereto as of the Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member, shareholders or other applicable governing body authorizing the execution and delivery of this Agreement, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories (including, if

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applicable, any attorneys) of such Person authorized to sign this Agreement on the Effective Date and (ii) a good standing (or equivalent) certificate as of a recent date for such Person from the relevant authority of its jurisdiction of organization (to the extent applicable). For the avoidance of doubt, the Parties agree that the documentation that is to be provided pursuant to this clause (c) shall include, with respect to the Dutch Borrower:

(i)	a copy of the deed of incorporation, the articles of association and an extract of the registration of the Dutch Borrower in the Trade Register of the Chamber of Commerce;

(ii)	a copy of the resolutions of the board of directors of the Dutch Borrower:

A.	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

B.	which includes a declaration by each managing director on conflict of interest (tegenstrijdig belang) within the meaning of Article 2:239(6) of the Dutch Civil Code; and

(iii)

either an unconditional positive works council advice (advies) and the related request for advice in respect of the transactions contemplated by this Agreement or a confirmation by the management board of the relevant Dutch Borrower that no works council (ondernemingsraad) having jurisdiction over the Dutch Borrower has been installed and no works council will be installed in the foreseeable future.

(d) Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of each of the Parent Borrower and the Dutch Borrower, certifying (i) at the time of and immediately after giving effect to the Effective Date, the representations and warranties set forth herein and in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein), (ii) at the time of and immediately after giving effect to the Effective Date, no Default shall exist or result therefrom and (iii) that the Dutch Borrower does not have, nor is it required to establish a works council (ondernemingsraad) within the meaning of the Dutch Works Councils Act (Wet op de ondernemingsraden) nor has it received any request from its employees to install a works council.

(e) No Default. At the time of and immediately after giving effect to the Effective Date, no Default or Event of Default shall exist or result therefrom.

(f) Commitment Reduction. No more than $2,000,000,000 in aggregate principal amount of Revolving Commitments shall exist immediately prior to the effectiveness of the New Revolving Commitments.

(g) Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable on or prior to the Effective Date, to the extent, in the case of expenses, invoiced at least three (3) Business Days prior to the Effective Date (or such shorter period reasonably agreed by the Parent Borrower), required to be paid on the Effective Date.

(h) Effective Date. The Effective Date shall have occurred on or prior to December 30, 2021.

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For purposes of determining compliance with the conditions specified in this Section 2, the Refinancing Revolving Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Refinancing Revolving Lenders, unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from the Refinancing Revolving Lenders prior to the Effective Date specifying its objection thereto.

SECTION 3. Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:

(a) Organization; Powers. Each Borrower and each of its Restricted Subsidiaries (i) is validly existing under the laws of the jurisdiction of its organization or formation, except, in the case of a Restricted Subsidiary, where the failure to be so could not reasonably be expected to result in a Material Adverse Effect, (ii) has all requisite power and authority to carry on its business as now conducted, except, in the case of a Restricted Subsidiary, where the failure to have such could not reasonably be expected to result in a Material Adverse Effect and (iii) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where relevant) in, its jurisdiction of organization or formation and every other jurisdiction where such qualification is required.

(b) Authorization; Enforceability. Each Borrower and each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement and the Dutch Borrower does not have, nor is it required to establish a works council (ondernemingsraad) within the meaning of the Dutch Works Councils Act (Wet op de ondernemingsraden) nor has it received any request from its employees to install a works council. This Agreement has been duly executed and delivered by the Loan Parties, and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with this Agreement or the Loan Documents.

(c) Governmental Approvals; No Conflicts. The execution, delivery and performance of this Agreement: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) filings necessary to perfect Liens created under the Loan Documents and (C) for consents, approvals, registrations, filing or other actions, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) will not violate (A) any applicable Law or regulation or (B) in any material respect, the charter, by-laws or other organizational documents of such Loan Party or any order of any Governmental Authority binding on such Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent Borrower or

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any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Borrower or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any material Lien on any asset of the Parent Borrower or any of its Restricted Subsidiaries, except Liens created under and Liens permitted by the Loan Documents, and except to the extent such violation or default referred to in clause (ii)(A) or (iii) above could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4. Use of Proceeds. Each Borrower covenants and agrees that it will use the proceeds of the New Revolving Commitments in accordance with the terms of Section 5.12(b) of the Credit Agreement.

SECTION 5. Consenting Lender Waiver. Pursuant to Section 10.02 of the Credit Agreement, the Refinancing Revolving Lenders and the other Lenders that have executed and delivered a counterpart of this Agreement (which collectively constitute the “Required Lenders” under the Credit Agreement as of the date hereof) and the Borrowers hereby agree that no prepayment of Loans by the Parent Borrower shall be required to be made pursuant to Section 2.11(c) of the Credit Agreement on or after the date hereof in connection with that certain Notice of Prepayment, dated and delivered to the Administrative Agent on December 1, 2020.

SECTION 6. Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.

(a) On and after the Effective Date, (i) each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as specifically amended by this Agreement, and (ii) each reference to a “Revolving Commitment” or “Revolving Loan” shall be deemed to include the New Revolving Commitments and the Revolving Loans in respect thereof, as applicable, and all other related terms will have correlative meanings mutatis mutandis (it being understood the New Revolving Commitments and the Revolving Loans in respect thereof constitute a single Class of Commitments and Loans, respectively).

(b) Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing guarantees and/or security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 7. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02 of the Credit Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

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SECTION 8. Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the Collateral Agent or the Lenders embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.

SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 2, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, any other Loan Document or any agreement entered into in connection therewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

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SECTION 13. Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 7 above).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

COTY INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Senior Vice President, Treasury

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

COTY B.V.

By:	/s/ Yannick Gehin
Name: Yannick Gehin
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

CALVIN KLEIN COSMETIC CORPORATION

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

COTY BRANDS MANAGEMENT INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

COTY HOLDINGS INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

COTY US HOLDINGS INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

COTY US LLC

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

GALLERIA CO.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

GRAHAM WEBB INTERNATIONAL, INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

HFC PRESTIGE INTERNATIONAL U.S. LLC

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

HFC PRESTIGE PRODUCTS, INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

NOXELL CORPORATION

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

O P I PRODUCTS, INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

THE WELLA CORPORATION

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title: Treasurer

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Ryan Baker
Name: Ryan Baker
Title: Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

BANK OF MONTREAL,
as Refinancing Revolving Lender

By:	/s/ Josh Hovermale
Name: Josh Hovermale
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

BNP PARIBAS,
as Refinancing Revolving Lender

By:	/s/ Claudia DeSimio
Name: Claudia DeSimio
Title: Managing Director

By:	/s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

BANK OF AMERICA, N.A.,
as Refinancing Revolving Lender

By:	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

CITIBANK, N.A.,
as Refinancing Revolving Lender

By:	/s/ Robert J. Kane
Name: Robert J. Kane
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Refinancing Revolving Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Refinancing Revolving Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Refinancing Revolving Lender

By:	/s/ Graeme L. Jack
Name: Graeme L. Jack
Title: Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

HSBC BANK USA, NATIONAL ASSOCIATION,
as Refinancing Revolving Lender

By:	/s/ Kyle O’Reilly
Name: Kyle O’Reilly
Title: Vice President #23203

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

ING BANK, A BRANCH OF ING-DIBA AG,
as Refinancing Revolving Lender

By:	/s/ Alexander Gutmann
Name: Alexander Gutmann
Title: Managing Director

By:	/s/ Wouter Jansen
Name: Wouter Jansen
Title: Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,
as Refinancing Revolving Lender

By:	/s/ Jordan Schweon
Name: Jordan Schweon
Title: Managing Director

By:	/s/ Alessandro Toigo
Name: Alessandro Toigo
Title: Head of Corporate Desk

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Refinancing Revolving Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

MUFG BANK, LTD.,
as Refinancing Revolving Lender

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

ROYAL BANK OF CANADA,
as Refinancing Revolving Lender

By:	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

BANCO SANTANDER, S.A.,
as Refinancing Revolving Lender

By:	/s/ Lucas Videla
	Name:	Lucas Videla
	Title:	Executive director

By:	/s/ Luis Casero Ynfiesta
	Name:	Luis Casero Ynfiesta
	Title:	Vice president

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

Sumitomo Mitsui Banking Coporation
as Refinancing Revolving Lender

By:	/s/ Jane Pedreira
	Name:	Jane Pedreira
	Title:	Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Refinancing Revolving Lender

By:	/s/ Shady Zaki
	Name:	Shadi Zaki
	Title:	Group Manager

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

UNICREDIT BANK AG, NY BRANCH,
as Refinancing Revolving Lender

By:	/s/ Fabio Della Malva
	Name:	Fabio Della Malva
	Title:	Managing Director

By:	/s/ Laura Shelmerdine
	Name:	Laura Shelmerdine
	Title:	Associate Director

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

Blackrock Dynamic Diversified Growth Fund, as a Lender
By: Blackrock Financial Management Inc.
Its SubAdvisor

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

Blackrock European CLO I Designated Activity Company, as a Lender
By: Blackrock Financial Management Inc. as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of Blackrock European CLO I Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

Blackrock European CLO II Designated Activity Company, as a Lender
By: Blackrock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of Blackrock European CLO II Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO III Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO III Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO IV Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO V Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO V Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO VI Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO VI Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO VII Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO VII Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO X Designated Activity Company, as a Lender
By: BlackRock Financial Management, Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO X Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock European CLO XI Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of Blackrock European CLO XI Designated Activity Company

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock Event Driven Equity Fund of BlackRock Large Cap Series Funds, Inc., as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock Global Long/Short Credit Fund of
BlackRock Funds IV, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock Institutional Jersey Fund Dynamic
Diversified Growth Fund, as a Lender
By: BlackRock Financial Management Inc. Its
SubAdvisor

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

[SIGNATURE PAGE TO REFINANCING AMENDMENT]

SOLELY FOR PURPOSES OF SECTION 5

BlackRock Strategic Income Opportunities Portfolio of, BlackRock Funds V, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Frank Milacci
	Name:	Frank Milacci
	Title:	Vice President

SOLELY FOR PURPOSES OF SECTION 5

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as a Lender

By:	/s/ Rolf Siebert
	Name:	Rolf Siebert
	Title:	Executive Director

By:	/s/ Gina Sandella
	Name:	Gina Sandella
	Title:	Vice President

SOLELY FOR PURPOSES OF SECTION 5

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Josh Hovermale
	Name:	Josh Hovermale
	Title:	Director

SOLELY FOR PURPOSES OF SECTION 5

BNP PARIBAS, as a Lender

By:	/s/ Claudia DeSimio
	Name:	Claudia DeSimio
	Title:	Managing Director

By:	/s/ Nanette Baudon
	Name:	Nanette Baudon
	Title:	Director

SOLELY FOR PURPOSES OF SECTION 5

BNP PARIBAS, as a Lender

By:	/s/ William Saviuk
	Name:	William Saviuk
Title:

By:	/s/ Lilian Abello
	Name:	Lilian Abello
Title:

SOLELY FOR PURPOSES OF SECTION

BANK OF AMERICA, N.A., as a Lender

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

SOLELY FOR PURPOSES OF SECTION 5

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
	Name:	Andrew Sidford
	Title:	Managing Director

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

SOLELY FOR PURPOSES OF SECTION 5

CFIP CLO 2013-1, LTD., as a Lender

By: CFI Partners, LLC, as Collateral Manager for CFIP CLO 2013-1, Ltd.,

By:	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

SOLELY FOR PURPOSES OF SECTION 5

Greywolf CLO II, Ltd, as a Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

SOLELY FOR PURPOSES OF SECTION 5

Greywolf CLO III, Ltd, (Re-issue), as a Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

SOLELY FOR PURPOSES OF SECTION 5

Greywolf CLO V, Ltd, as a Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

SOLELY FOR PURPOSES OF SECTION 5

Greywolf CLO VI, Ltd, as a Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

SOLELY FOR PURPOSES OF SECTION 5

Greywolf CLO VII, Ltd, as a Lender
By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

SOLELY FOR PURPOSES OF SECTION 5

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T O’Reilly
	Name:	Kyle O’Reilly
	Title:	Vice President #23203

SOLELY FOR PURPOSES OF SECTION 5

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Lender

By:	/s/ Jordan Schweon
	Name:	Jordan Schweon
	Title:	Managing Director

By:	/s/ Alessandro Toigo
	Name:	Alessandro Toigo
	Title:	Head of Corporate Desk

SOLELY FOR PURPOSES OF SECTION 5

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ryan Baker
	Name:	Ryan Baker
	Title:	Vice President

SOLELY FOR PURPOSES OF SECTION 5

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Sean Chudzik
	Name:	Sean Chudzik
	Title:	Vice President

SOLELY FOR PURPOSES OF SECTION 5

LANDESBANK BADEN-WUERTTEMBERG, New York Branch, as a Lender

By:	/s/ Simone Ehmann
	Name:	Simone Ehmann
	Title:	Director

By:	/s/ Leonor Melgar
	Name:	Leonor Melgar
	Title:	Associate Director

SOLELY FOR PURPOSES OF SECTION 5

LEITH WHEELER MULTI CREDIT FUND, as a Lender

By:	/s/ Dhruv Mallick
	Name:	Dhruv Mallick
	Title:	Head of High Yield Fixed Income

SOLELY FOR PURPOSES OF SECTION 5

M&C Active European Loan Fund Limited, as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G ACTIVE EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G Broad European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G BROAD EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G Focused European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G FOCUSED EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

SOLELY FOR PURPOSES OF SECTION 5

M&C Independent European Loan Fund Limited, as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G INDEPENDENT EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G Kappa European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G KAPPA EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G Managed European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G MANAGED EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

The Nimble European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
THE NIMBLE EUROPEAN LOAN FUND LIMITED,

SOLELY FOR PURPOSES OF SECTION 5

The Prudential Assurance Company Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of THE PRUDENTIAL ASSURANCE COMPANY LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G SLK European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G SLK EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G Versatile European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G VERSATILE EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

M&G Zeta European Loan Fund Limited as a Lender

By:	/s/ Aditi Tao
Signed for and on behalf of M&G ZETA EUROPEAN LOAN FUND LIMITED, acting by its delegate investment manager, M&G INVESTMENT MANAGEMENT LIMITED

SOLELY FOR PURPOSES OF SECTION 5

MUFG BANK, LTD., as a Lender

By:	/s/ George Stoeckleink
	Name:	George Stoeckleink
	Title:	Managing Director

SOLELY FOR PURPOSES OF SECTION 5

Alphabet Capital US II LLC, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Balboa Bay Loan Funding 2020-1 Ltd, as a Lender

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Balboa Bay Loan Funding 2020-1 Ltd, as a Lender

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Desjardins Global Tactical Bond Fund (Fonds Desjardins Obligations mondiales tactique), as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Employees’ Retirement System of the State of Rhode Island, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

First American Title Insurance Company, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Hospital Sisters Health System, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Indiana Public Retirement System, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Lehigh Valley Hospital, Inc., as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Maryland State Retirement and Pension System, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Northern Ireland Local Governement Officers’,
Superannuation Committee as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Northwestern Mutual Series Fund, Inc. Multi-Sector
Bond Portfolio, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Optimum Fund Trust – Optimum Fixed Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Cayman BB Loan Fund JPY Hedge 2018 – A
Series Trust of Multi Manager Global Investment Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Corporate & Income Opportunity Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Corporate & Income Strategy Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Dynamic Credit and Mortgage Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Dynamic Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Adviso

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Dynamic Income Opportunities Fund, as a Lender

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Flexible Credit Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds Global Investors Series plc: Diversified Income Duration Hedged Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds Global Investors Series plc: Diversified Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds: Global Investors Series plc, Low Duration Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds: PIMCO Credit Opportunities Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds: PIMCO Dynamic Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds: PIMCO Investment Grade Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds: PIMCO Low Duration Credit Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Funds: PIMCO Low Duration Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO Global StocksPLUS & Income Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

PIMCO OP Trust Flexible Credit Fund, L.P., as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Regence Bluecross Blueshield of Oregon, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Regence Bluecross Blueshield of Utah, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Regence Blueshield, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

Regence BlueShield of Idaho, Inc., as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

State Universities Retirement System, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

The Boston Consulting Group (Ireland) Ltd., as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
	Name:	Andrew H. Levine
	Title:	Executive Vice President & Senior Counsel

SOLELY FOR PURPOSES OF SECTION 5

BANCO SANTANDER, S.A., as a Lender

By:	/s/ Lucas Videla
	Name:	Lucas Videla
	Title:	Executive Director

By:	/s/ Luis Casero Ynfiesta
	Name:	Luis Casero Ynfiesta
	Title:	Vice President

SOLELY FOR PURPOSES OF SECTION 5

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Dhirendra Udharamaney
	Name:	Dhirendra Udharamaney
	Title:	Director

SOLELY FOR PURPOSES OF SECTION 5

TD BANK, N.A., as a Lender

By:	/s/ Steve Levi
	Name:	Steve Levi
	Title:	Senior Vice President

SOLELY FOR PURPOSES OF SECTION 5

THE TORONTO-DOMINION BANK, NEW YORK BRANCH as a Lender

By:	/s/ Jing Ye
	Name:	Jing ye
	Title:	Authorized Signatory

SOLELY FOR PURPOSES OF SECTION 5

UNICREDIT BANK AG, NY BRANCH, as Refinancing Revolving Lender

By:	/s/ Fabio Della Malva
	Name:	Fabio Della Malva
	Title:	Managing Director

By:	/s/ Laura Shelmerdine
	Name:	Laura Shelmerdine
	Title:	Associate Director

SOLELY FOR PURPOSES OF SECTION 5

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin Davis
	Name:	Kristin Davis
	Title:	SVP